UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) March 9, 2011

SALIX PHARMACEUTICALS, LTD.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

000-23265	94-3267443
(Commission File Number)	(IRS Employer ID Number)

1700 Perimeter Park Drive, Morrisville, North Carolina 27560

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code (919) 862-1000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01.	Changes in Registrant’s Certifying Accountant

(a)	Previous independent registered public accounting firm

On March 9, 2011, Salix Pharmaceuticals, Ltd. (the “Company”) dismissed PricewaterhouseCoopers LLP (“PwC”) as the Company’s independent registered public accounting firm. The Company’s Audit Committee participated in and approved, and the Board of Directors ratified, this decision.

The reports of PwC on the consolidated financial statements of the Company for the fiscal years ended December 31, 2010 and 2009 did not contain an adverse opinion or a disclaimer of opinion, nor were such reports qualified or modified as to uncertainty, audit scope or accounting principles.

During the Company’s fiscal years ended December 31, 2010 and 2009, and through March 9, 2011, the Company did not have any disagreements with PwC on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure which, if not resolved to the satisfaction of PwC, would have caused it to make reference to the subject matter of the disagreements in connection with its reports on the consolidated financial statements for such years.

During the Company’s fiscal years ended December 31, 2010 and 2009, and through March 9, 2011, no “reportable events” as defined in Item 304(a)(1)(v) of Regulation S-K have occurred.

PwC has indicated to the Company that it concurs with the foregoing statements contained in the second, third and fourth paragraphs above as they relate to PwC and has furnished a letter to the Securities and Exchange Commission to this effect. A copy of the letter from PwC is attached to this Form 8-K as Exhibit 16.1.

(b)	New independent registered public accounting firm

The Audit Committee of the Company approved, and the Board of Directors ratified, the engagement of Ernst & Young LLP (“Ernst & Young”) as its new independent registered public accounting firm on March 9, 2011. The Company’s Audit Committee participated in and approved this decision. During the Company’s fiscal years ended December 31, 2010 and 2009, and through March 9, 2011, the Company did not consult with Ernst & Young regarding any matters described in Items 304(a)(2)(i) or 304(a)(2)(ii) of Regulation S-K.

Item 8.01.	Other Events.

On March 8, 2011, Salix issued a press release announcing that it received the anticipated FDA Complete Response Letter on XIFAXAN® 550 mg tablets for the Non-C IBS supplemental New Drug Application. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein in its entirety by reference.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description

16.1	Letter from PricewaterhouseCoopers LLP to the Securities and Exchange Commission dated March 9, 2011.

99.1	Press release dated March 8, 2011.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

SALIX PHARMACEUTICALS, LTD.

Date: March 11, 2011

/s/ Adam C. Derbyshire
Adam C. Derbyshire
Executive Vice President and Chief Financial Officer